                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 13, 2002





                          QUINTILES TRANSNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


       NORTH CAROLINA                  000-23520                 56-1714315
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


 4709 CREEKSTONE DRIVE, RIVERBIRCH BUILDING, SUITE 200, DURHAM, NORTH CAROLINA
                                   27703-8411
                    (Address of principal executive offices)



                                 (919) 998-2000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits

               Exhibit Number       Description of Exhibit
               --------------       ----------------------

               99.01                Sworn Statement of Chairman, dated August 12, 2002,
                                    pursuant to SEC Order dated June 27, 2002 (SEC File No.
                                    4-460)

               99.02                Sworn Statement of Chief Financial Officer, dated August
                                    12, 2002, pursuant to SEC Order dated June 27, 2002 (SEC
                                    File No. 4-460)

ITEM 9.        REGULATION FD DISCLOSURE.

Quintiles Transnational Corp. (the "Company") has provided to the Securities and Exchange Commission ("SEC") original sworn statements of Dennis B. Gillings, the Company's Chairman, and James L. Bierman, the Company's Chief Financial Officer, as required by the SEC's Order 4-460 issued on June 27, 2002 (SEC File No. 4-460). Copies of the sworn statements are attached hereto as Exhibits 99.1 and 99.2, respectively.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            QUINTILES TRANSNATIONAL CORP.



                                            By: /s/ John S. Russell
                                               -----------------------------
Dated: August 13, 2002                          John S. Russell
                                                Executive Vice President and
                                                General Counsel




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
                                  EXHIBIT INDEX

Exhibit Number     Description of Exhibit
--------------     ----------------------

99.01 Sworn Statement of Chairman, dated August 12, 2002, pursuant to SEC Order dated June 27, 2002 (SEC File No. 4-460)

99.02              Sworn Statement of Chief Financial Officer, dated August 12,
                   2002, pursuant to SEC Order dated June 27, 2002 (SEC File No.
                   4-460)


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